UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2025

Lithium Americas Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-41788	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3260 - 666 Burrard Street

Vancouver, British Columbia, Canada V6C 2X8

(Address of principal executive office and Zip Code)

(778) 656-5820

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	LAC	New York Stock Exchange Toronto Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On October 7, 2025, Lithium Americas Corp. (“LAC” or the “Company”), entered into an omnibus waiver, consent and amendment (“OWCA”), by and among Lithium Nevada LLC (the “Borrower”), 1339480 B.C. Ltd. (the “B.C. Corp”), LAC US Corp. (the “LAC JV Member”), Lithium Nevada Ventures LLC (the “LAC-GM Joint Venture”), Lithium Nevada Projects LLC (the “Direct Parent”), Citibank, N.A. (the “Collateral Agent”) and the United States Department of Energy (“DOE”), which will become effective upon the satisfaction of certain customary conditions precedent.

The OWCA amends (i) that certain Loan Arrangement Reimbursement Agreement by and between the Borrower and the DOE and the other parties thereto (as amended by that certain Omnibus Amendment and Termination Agreement (the “OATA”), dated as of December 17, 2024, by and among the Borrower, the Direct Parent, the Company, KV Project LLC, B.C. Corp, the LAC-GM Joint Venture, and the LAC GM Member, and as supplemented by that certain Joinder Agreement, dated as of December 20, 2024, by the LAC JV Member in favor of DOE and the Collateral Agent, the “DOE Loan”), (ii) that certain Affiliate Support, Share Retention and Subordination Agreement by and among the Company, B.C. Corp, LAC US Corp., LAC JV Member, LAC-GM Joint Venture, the Direct Parent, the Collateral Agent, and DOE, dated as of October 28, 2024 and as amended by the OATA, (iii) that certain Collateral Agency and Accounts Agreement, by and among the Borrower, the Collateral Agent and DOE, dated as of October 28, 2024 and as amended by the OATA, and (iv) that certain Equity Pledge Agreement, by and between the Direct Parent and the Collateral Agent, dated as of December 17, 2024. Pursuant to the OWCA, the Company has also agreed to amend (i) the lithium offtake agreement among the Company, the Borrower and General Motors Holdings LLC (“GM”) dated February 16, 2023, as amended (the “Offtake Agreement”), and (ii) the lithium offtake agreement by and among the Company, the Borrower and GM dated December 20, 2024 (the “Phase 2 Offtake Agreement”, and together with the Offtake Agreement, the “Offtake Agreements”), and committed to make certain amendments to the Amended and Restated Limited Liability Company Agreement of the LAC-GM Joint Venture, dated December 20, 2024, as amended (the “JV Operating Agreement”).

The OWCA requires the Company to issue penny warrants to DOE for (i) 5% of the issued and outstanding common shares of LAC and (ii) 5% of the non-voting economic interests in the LAC-GM Joint Venture, with a conversion feature to common shares at LAC, within 60 days of the OWCA’s effective date (together, the “Warrants”).

Additionally, the OWCA requires the Company to amend the Offtake Agreement as follows: (i) the delivery dates for the “Annual Purchase Forecast” and “Annual Production Forecast” will be accelerated by two months; (ii) the forecast period for the first five years of phase one will be extended from two years to three years, with the second and third years remaining non-binding; (iii) the LAC-GM Joint Venture will be required to prioritize GM’s volume requirements; (iv) for the first five years of phase one, the LAC-GM Joint Venture may enter into firm volume commitments with third parties, subject to a cap based on the difference between the Annual Production Forecast and GM’s Annual Purchase Forecast, and the cap will be 100% of the difference in the first year, 80% in the second year, and 60% in the third year, (v) GM’s Annual Purchase Forecast will be capped at 20% year-over-year growth during the aforementioned period; (vi) after the first five years, (x) the forecast period will revert to two years, with the second year being non-binding and will include no cap on GM’s Annual Purchase Forecast, and (y) third-party commitments will be capped at 100% of the difference between forecasts in the first year and 50% in the second year of such forecasts; and (viii) if GM relinquishes volumes in non-binding forecast periods but later demonstrates a need for those volumes and incurs higher costs as a result of third-party purchases, GM will be entitled to a “profit true-up” equal to the volume procured multiplied by the difference between the third-party pricing and the implied LAC-GM Joint Venture pricing.

Among other changes, the OWCA also requires LAC to contribute an additional $120 million to DOE Loan reserve accounts within 12 months of the effective date of the OWCA. Of this amount, $60 million will be allocated to a new DSCR shortfall reserve account, and $60 million will be allocated to a new care & maintenance reserve account.

The OWCA commits to amending, within 60 days of the OWCA’s effective date, Section 3.3 of the JV Operating Agreement to authorize the board of directors to make capital calls in the event of an imminent default under the DOE Loan, in addition to the existing rights to make capital calls as required by an approved budget and for certain sustaining expenses. The amendment requires all capital contributions (with certain specified exceptions) to be made at fair market value, including those required by the DOE Loan. Further, the OWCA amends provisions of the DOE Loan with respect to the bankruptcy remoteness of the borrower.

Following effectiveness of the OWCA, LAC is permitted to deliver a borrowing notice for the first advance of the DOE Loan upon satisfaction of the required conditions precedent.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The information set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the OWCA is hereby incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K relating to the issuance of the Warrants and the underlying equity interests that may be issued upon conversion thereof is incorporated by reference into this Item 3.02. The Warrants will be issued in reliance on the exemption from registration provided by in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The equity interests underlying the Warrants that may be issued upon the exercise thereof will, if issued, be issued in a transaction exempt from registration under the Securities Act in reliance of Section 4(a)(2) or Section 3(a)(9) thereof and/or Regulation D promulgated thereunder.

Item 7.01	Regulation FD Disclosure

On October 7, 2025, the Company issued a press release announcing its entry into the OWCA. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 is being “furnished” pursuant to General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated October 7, 2025.

EX-104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lithium Americas Corp.

Date: October 8, 2025	By:	/s/ Jonathan Evans
Jonathan Evans
Chief Executive Officer

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